UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2022

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2022 (the “Effective Date”), Nicholas Financial, Inc., a Florida corporation (“Nicholas-Florida”), and Nicholas Data Services, Inc., a Florida corporation (“NDS” and collectively with Nicholas-Florida, the “Borrowers”), two wholly-owned subsidiaries of Nicholas Financial, Inc. (the “Company”) entered into a Second Amendment to Loan and Security Agreement among the Borrowers, Wells Fargo Bank, N.A., as agent (the “Agent”), and the lenders that are party thereto (the “Amendment”), which amends the Loan and Security Agreement dated as of November 5, 2021 among the Borrowers, the Agent, and the lenders that are party thereto (the “Credit Agreement”).

Pursuant to the Amendment, the Agent and the lenders waived an event of default under the Credit Agreement previously disclosed on Current Report on Form 8-K filed on October 27, 2022, and, as of the Effective Date, the credit facility provided under the Credit Agreement (the “Credit Facility”) will no longer accrue interest at a default rate.

The Amendment reduced the maximum amount available under the Credit Facility from $175 million to $60 million, and also reduced the availability of funds under the Credit Facility from an advance rate of between 80% and 85% of the value of eligible receivables to an advance rate of 50% of the value of eligible receivables, and changed the maturity date of the Credit Facility from November 5, 2024 to May 31, 2023. The Company incurred non-refundable overall costs associated with the restructuring in the amount of $0.3 million.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure responsive to this Item is incorporated herein by reference to Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: December 9, 2022	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)